EXHIBIT 99.4

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Unaudited Consolidated Financial Statements

March 31, 2003 and 2002

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Unaudited Consolidated Balance Sheets

March 31, 2003

2003
Assets
Current Assets:

Cash
$71,718
Trade accounts receivable, less allowance for doubtful accounts of $266,218 at March 31, 2003
1,332,023
Receivables from affiliated companies
105,782
Inventories
237,044
Income taxes refundable
43,456
Other current assets
67,387
Total current assets
1,857,410

Property and equipment:

Machinery and equipment
1,129,707
Furniture, fixtures and office equipment
44,308
1,174,015
Less: accumulated depreciation
851,769
Net property and equipment
322,246

Goodwill
1,139,095
Investments in affiliated companies
25,148
Other assets
108,137
Total Assets	$3,452,036

See accompanying notes to consolidated financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Unaudited Consolidated Balance Sheets

March 31, 2003

2003
Liabilities and Stockholders’ Equity
Current Liabilities:

Credit line payable to stockholder
$618,604
Note payable to affiliated company
361,097
Trade accounts payable
902,485
Accrued expenses
122,831
Deferred revenue
33,641
Total current liabilities
2,038,658

Capitalized lease obligations
2,238

Stockholders’ equity:

  Series A convertible preferred stock, $0.001 par value (aggregate liquidation preferences $100,000); authorized 100,000   shares, issued and outstanding 51,852 shares
52
Preferred stock, $0.001 par value; authorized 100,000 shares, no shares issued and outstanding
-
Common stock, $0.001 par value; authorized 300,000 shares, issued and outstanding 9,955 shares
10
Additional paid-in capital
1,602,086
Accumulated deficit
(191,009)
        Total stockholders’ equity
1,411,140
Commitments and contingencies

Total liabilities and stockholders’ equity
$3,452,036

See accompanying notes to consolidated financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Unaudited Consolidated Statements of Operations

Three Months Ended March 31, 2003 and 2002

	2003	2002
Net sales
	$1,572,924	$620,601
Cost of goods sold
	875,125	263,044
          Gross profit
	697,799	357,557

Selling, general and administrative expenses
	649,662	608,858
Merger related expenses
	36,232	-
Income (loss) from operations
	11,905	(251,301)

Other income (expense):

Interest expense to affiliated companies
	(16,870)	-
Loss on liquidation of investment in affiliated company	-	(101,127)
            Loss before income taxes
	(4,965)	(352,428)
Income tax expense
	-	-

Net loss
	$(4,965)	$(352,428)

See accompanying notes to consolidated financial statements

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Unaudited Consolidated Statements of Cash Flows

Three Months Ended March 31, 2003 and 2002

	2003	2002
Cash flows from operating activities:
Net loss	$(4,965)	$(352,428)
Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation
	44,410	53,956
Loss on liquidation of investment in affiliated company	-	101,127
(Increase) decrease in:

  Trade accounts receivable, net
	(38,791)	131,834
  Receivables from affiliated companies
	(43,678)	-
  Inventories
	22,051	(22,509)
  Income taxes refundable
	(38,227)	-
  Other current assets
	48,368	(13,452)
  Other assets
	(85,416)	7,356
Increase (decrease) in:

  Trade accounts payable
	(2,760)	41,197
  Payables to affiliated companies
	-	(95,752)
  Accrued expenses
	2,868	(2,509)
Net cash used in operating activities
	(96,140)	(151,180)
Cash flows from investing activities:
Acquisition of property and equipment
	(7,864)	(59,237)
Proceeds from liquidation of investment in affiliated company
	-	95,948
Net cash provided by (used in) investing activities
	(7,864)	36,711
Cash flows from financing activities:
Payments on credit line payable to stockholder
	(344,946)	-
Proceeds from capitalized leases
	2,238	-
Net cash used in financing activities
	(342,708)	-
Net decrease in cash	(446,712)	(114,469)

Cash at beginning of period	518,430	498,053
Cash at end of period	$71,718	$383,584

See accompanying notes to consolidated financial statements.

GROUP PRACTICE SERVICES INCORPORATED AND SUBSIDIARIES
(formerly Clinical Chemistry Holdings, Inc. and Subsidiaries)

Notes to Unaudited Financial  Statements

March 31, 2003 and 2002

The accompanying unaudited consolidated financial statements of Group Practice Services, Inc. and Subsidiaries (the "Company") have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial reporting information. Certain information normally included in footnote disclosures in financial statements prepared in accordance with generally accepted accounting principles was condensed or omitted pursuant to such rules and regulations. In management’s opinion, the consolidated financial statements and footnotes reflect all adjustments necessary to disclose adequately the Company’s financial position at March 31, 2003 and March 31, 2002 and for the three months then ended. Management suggests these condensed financial statements be read in conjunction with the consolidated financial statements and the notes thereto included in the Company’s audited financial statements for the year ended December 31, 2002 included herein as Exhibit 99.3.

(1) Description of Business and Summary of Significant Accounting Policies

(a) Structure

Clinical Chemistry Holdings, Inc. (CCH) was originally formed to provide administrative services to, and to hold the operations of, the following subsidiaries: Biofix (a Delaware corporation which provides equipment maintenance services), Bioclinical Concepts (a laboratory management company), Landmark Asia (a sales and marketing company), and Landmark Export (dissolved effective December 31, 2002). Effective June 30, 2002, CCH changed its name to Group Practice Services Incorporated (GPSI) in conjunction with the acquisition of the net assets and operations of Group Practice Services Corporation (GPSC) (see note 2).

(b) Principles of Consolidation

The consolidated financial statements include the accounts of GPSI and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

(c) Inventories

Inventories consist of new and refurbished equipment, parts, reagents and chemistry supplies, and are stated at the lower of average cost or market. The Company maintains no raw materials or work-in-process inventories.

(d) Investments in Affiliated Companies

At March 31, 2003 and 2002, investments in affiliated companies represent investments in companies affiliated through common ownership which are accounted for at cost. During 2002, one of the affiliated companies was liquidated. The Company received $95,948 as its share of the proceeds of the liquidation and recorded a loss on the liquidation of $101,127. There was no gain or loss upon the dissolution of Landmark Export.

(e) Goodwill

Goodwill represents the excess of costs over fair value of assets of businesses acquired. The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets, as of June 30, 2002, in connection with the acquisition of GPSC (see note 2). Under SFAS No. 142, goodwill is not amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142.

(f) Impact of Recently Issued Accounting Standards

In November 2002, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (FIN) No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others, which elaborates on the disclosures to be made by a guarantor in its financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year end. The adoption of FIN No. 45 did not impact the Company’s financial position, results of operations and liquidity.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of ARB No. 51. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The adoption of FIN No. 46 did not impact the Company’s financial position, results of operations and liquidity.

As of March 31, 2003, there are no other new accounting standards issued, but not yet adopted by the Company, which are expected to be applicable to its consolidated financial position, operating results or financial statement disclosures.

(2) Business Combination

On June 30, 2002, the Company purchased substantially all of the assets and liabilities of GPSC, which expanded the Company’s geographical region into the Midwestern United States. The results of GPSC’s operations have been included in the consolidated financial statements since that date. The Company paid cash of $1,520,985 for the net assets acquired, including acquisition costs of $73,919. The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the acquisition date:

Cash	$ 353,609
Trade accounts receivable	393,781
Property and equipment	16,342
Other assets	184,046
Goodwill	1,130,306
Total assets acquired	2,078,084
Trade accounts payable	434,252
Accrued expenses	82,415
Deferred revenue	40,432
Total liabilities assumed	557,099
Net assets acquired	$ 1,520,985

(3) Related Party Transactions

On July 1, 2002, the Company’s majority stockholder (the lender) entered into a credit line arrangement with the Company in the maximum amount of $2,000,000. On July 2, 2002, in connection with the purchase of GPSC, the Company borrowed $1,250,000 against this credit line. Interest on the credit line accrues on the daily balance at 12% annually, and the Company may make payments of outstanding principal and interest periodically at its discretion, with such payments applied first to the outstanding interest balance and the remainder to any outstanding principal balance. All amounts of principal and interest are payable in full upon demand by the lender and are due, in any event, no later than June 30, 2004. The credit line is secured by substantially all of the assets and interests of the Company.

Receivables from affiliated companies includes $105,872 of advances to an affiliated company.

(4) Contingencies

From time to time, the Company is involved in litigation in the normal course of business. Management believes that any costs resulting from such litigation will not have a significant adverse effect on the Company’s financial condition, results of operations, or liquidity.

(5) Subsequent Event

On April 29, 2003 the Company was acquired by Novitron International, Inc. ("Novitron") whereby each share of the Company’s stock was exchanged for 2.42691 shares of Novitron’s Series A Nonvoting Convertible Preferred Stock.